EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-85972, 33-85956, 33-79176, 33-71772,
333-3236, and 333-3066.


                                                          ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
May 10, 2000